UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

Gleacher & Company, Inc.
(Name of Registrant as Specified in Its Charter)

Clinton Relational Opportunity Master Fund, L.P.
Clinton Magnolia Master Fund, Ltd.
Clinton Spotlight Master Fund, L.P.
Clinton Relational Opportunity, LLC
Clinton Group, Inc.
George E. Hall
Scott Arnold
Joseph A. De Perio
Russell P. Echlov
Lee Fensterstock
Bruce M. Greenwald
Kenneth Grossman
Frederick W. Hatfield
Thomas J. Hughes
Adrian P. Kingshott
Tracy B. McKibben
Raymond C. Mikulich
Donald H. Putnam

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 19, 2013

GLEACHER & COMPANY, INC.
__________________________

PROXY STATEMENT

OF

CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

This Proxy Statement and the enclosed GREEN proxy card are being furnished by Clinton Relational Opportunity Master Fund, L.P. (“CREL”), Clinton Magnolia Master Fund, Ltd. (“CMAG”), Clinton Spotlight Master Fund, L.P. (“SPOT”), Clinton Relational Opportunity, LLC (“CRO”), Clinton Group, Inc. (“CGI”), Mr. George E. Hall (“Mr. Hall” and together with CREL, CMAG, SPOT, CRO and CGI, “Clinton,” “we” or “us”) and its nominees listed below in connection with the solicitation of proxies (the “Proxy Solicitation”) from the stockholders of Gleacher & Company, Inc. (the “Company” or “Gleacher”).

For the reasons set forth in this proxy statement, we believe the Company’s stockholders deserve a choice in the election of the board of directors of the Company (the “Board”).  We are therefore seeking your support at the upcoming annual meeting of stockholders (the “Annual Meeting”), scheduled to be held at the offices of the Company, located at 1290 Avenue of the Americas, New York, NY 10104, at 9:00 a.m., local time, on May 23, 2013, with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.
To elect Clinton’s slate of nine director nominees, [Scott Arnold, Joseph A. De Perio, Russell P. Echlov, Lee Fensterstock, Bruce M. Greenwald, Kenneth Grossman, Frederick W. Hatfield, Thomas J. Hughes, Adrian P. Kingshott, Tracy B. McKibben, Raymond C. Mikulich and Donald H. Putnam] (the “Nominees” and together with Clinton, the “Participants”), for a term of one year, in opposition to the nominees of [MatlinPatterson FA Acquisition LLC];

2.	To consider and act upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split;

3.
To consider and act upon a proposal to amend, if and when the reverse stock split is approved and effected, the Company’s Amended and Restated Certificate of Incorporation to proportionally decrease the number of authorized shares of the Company’s common stock;

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

6.	To transact such other business that may properly come before the Annual Meeting.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as April 17, 2013 (the “Record Date”).  The mailing address of the principal executive offices of the Company is 1290 Avenue of the Americas, New York, New York 10104.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were [ ] shares of Common Stock, par value $0.01 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting.  As of April 19, 2013, Clinton, together with the other Participants in this Proxy Solicitation, beneficially owned 9,785,661 shares of Common Stock, which represents approximately 7.7% of the outstanding Common Stock (based upon 123,242,192 shares of Common Stock outstanding as of February 28, 2013, as reported in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2013).  We intend to vote such shares of Common Stock FOR the election of the Nominees, FOR the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split, FOR the proposal to, if and when the reverse stock split is effected, proportionally decrease the number of authorized shares of Common Stock, ABSTAIN on the advisory vote on executive compensation, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP, in each case as described herein.

This proxy statement and GREEN proxy card are first being mailed or given to the Company’s stockholders on or about [____], 2013.

The Company has not nominated any candidates for election as directors at the Annual Meeting. According to the Company’s proxy statement, [MatlinPatterson FA Acquisition LLC] has stated that it may propose its own director nominees at the Annual Meeting, but we do not know whether it will in fact nominate individuals for election as directors at the Annual Meeting or solicit proxies for that purpose.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY, [MATLINPATTERSON FA ACQUISITION LLC] OR ANY OTHER THIRD PARTY.  THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH THE PARTICIPANTS ARE NOT AWARE OF A REASONABLE TIME BEFORE THE DATE OF THIS PROXY STATEMENT, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CLINTON URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT OF THE COMPANY, BY [MATLINPATTERSON FA ACQUISITION LLC] OR BY ANY OTHER THIRD PARTY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF CLINTON’S NOMINEES, FOR THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, FOR THE PROPOSAL TO, IF AND WHEN THE REVERSE STOCK SPLIT IS EFFECTED, PROPORTIONALLY DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, ABSTAIN ON THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P., C/O OKAPI PARTNERS LLC, 437 MADISON AVENUE, 28TH FLOOR, NEW YORK, NEW YORK 10022, WHICH IS ASSISTING IN THIS PROXY SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT
PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in “street” name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to vote in favor of the election of the Nominees and the other Proposals. Please follow the instructions to proxy provided on the enclosed GREEN proxy card. If your bank, broker firm, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GREEN proxy card.  We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Clinton Relational Opportunity Master Fund, L.P., c/o Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote on the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to vote even if you sell your shares of Common Stock after the Record Date.

The Company intends to count “broker non-votes” as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. According to the Company’s proxy statement, abstentions and “broker non-votes” will not be treated as votes cast.  Accordingly, for Proposals 2 and 3, abstentions and “broker non-votes” will have the same effect as an “AGAINST” vote but will have no effect on the outcome of voting on the other Proposals.

If you have any questions regarding your GREEN proxy card or need assistance in executing your proxy, please contact Okapi Partners LLC at (212) 297-0720 or Toll-Free at (877) 629-6355.

INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by CREL, a Cayman Islands exempted limited partnership; CMAG, a Cayman Islands exempted company; SPOT, a Cayman Islands exempted limited partnership; CRO, a Delaware limited liability company, which serves as the investment manager to CREL; CGI, a Delaware corporation, which serves as the investment manager to CMAG and SPOT and is the sole member of CRO; Mr. Hall, a United States citizen, who serves as Chief Executive Officer of CGI; and each of the Nominees, [Scott Arnold, Joseph A. De Perio, Russell P. Echlov, Lee Fensterstock, Bruce M. Greenwald, Kenneth Grossman, Frederick W. Hatfield, Thomas J. Hughes, Adrian P. Kingshott, Tracy B. McKibben, Raymond C. Mikulich and Donald H. Putnam].

The principal business of CREL, CMAG and SPOT is to invest in securities, the principal business of CGI and CRO is to provide investment management services to funds, private individuals and institutions and the principal business of Mr. Hall is to serve as Chief Executive Officer of CGI.  The principal business of each Nominee is disclosed in the section titled “PROPOSAL 1 – ELECTION OF DIRECTORS” on page [●].

The principal business address of Clinton is 601 Lexington Avenue, 51st Floor, New York, New York 10022.  The principal business address of each Nominee is disclosed in the section titled “PROPOSAL 1 – ELECTION OF DIRECTORS” on page [●].

As of the date of this filing, the Participants beneficially own an aggregate of 9,785,661 shares of Common Stock, constituting approximately 7.7% of the shares of Common Stock outstanding, as follows: (a) 2,148,547 shares of Common Stock are beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) by CREL, 5,000 shares of which are owned by CREL in record name; (b) 356,501 shares of Common Stock are beneficially owned by CMAG; (c) 1,434,002 shares of Common Stock are beneficially owned by SPOT; (d) 2,148,547 shares of Common Stock may be deemed to be beneficially owned by CRO, by virtue of its investment management agreement with CREL; (e) 4,273,819 shares of Common Stock may be deemed to be beneficially owned by CGI, by virtue of investment management agreements with CMAG and SPOT, its ownership of CRO and a sub-advisory agreement governing a portion of a mutual fund portfolio (“CASF”) that beneficially owns 334,769 shares of Common Stock; (f) 4,273,819 shares of Common Stock may be deemed to be beneficially owned by Mr. George Hall, by virtue of his direct and indirect control of CGI, CRO, CREL, CMAG, SPOT and CASF; (g) 5,000 shares of Common Stock are beneficially owned by Scott Arnold, a Nominee, jointly with his wife; (h) 2,800,175 shares of Common Stock are beneficially owned by Lee Fensterstock, a Nominee, including shares underlying vested options; (i) 40,000 shares of Common Stock are beneficially owned by Kenneth Grossman, a Nominee; and (j) 2,666,667 shares of Common Stock are beneficially owned by Thomas J. Hughes, a Nominee, including shares underlying restricted stock units and options that have vested or will vest within 60 days.  Please see Annex I for all transactions in Common Stock effectuated by the Participants during the past two years.

The Participants may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act.  Collectively, the group may be deemed to beneficially own a combined 9,785,661 shares of Common Stock, constituting approximately 7.7% of the outstanding shares of Common Stock.

Except as set forth in this proxy statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this proxy statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, except as set forth in this proxy statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

REASONS FOR OUR SOLICITATION

The Company has concisely summarized its current, tenuous state of affairs in its Annual Report on Form 10-K for the year ended December 31, 2012:

“In recent years, we have incurred losses and experienced significant turnover, including among our senior management and business leaders of our operating segments, as well as a number of departures, generally, throughout the ranks of our organization. Most recently, we have experienced several events that have adversely affected business operations and resulted in a further deterioration of our financial results.… [U]ncertainties regarding the implications of our net losses and management and employee turnover have been aggravated by the absence of a strategic alternative, the departure of [Former Chairman Eric] Gleacher, the departures of key personnel and a prospective turnover on our Board, resulting in further questions regarding the stability and strategic direction of the Company and adversely affecting relations with both our clients and our employees. A number of our trading customers have reduced or suspended trading activities with us, adversely impacting our revenues. Moreover, at least in part because of the perceived instability of our business, new investment banking mandates have dwindled. These events have weakened employee morale, which may lead to additional resignations. As a result, we have experienced a significant decline in revenue, and we cannot predict when, or if, we will be able to reduce or reverse this decline and associated losses.”

Stockholders have suffered a precipitous decline in the value of their investment in the Company.  On March 31, 2013, the Company’s stock closed at $0.60, down 55.9% and 85.0% over the past one- and three-year periods, respectively, and over 93.0% from its five-year high of $9.02.

We believe that Gleacher is a broken company, but not one that is beyond repair.

The current business plan has not been and is not working. Management is now exiting some of the businesses the Company had been pursuing, such as its fixed income business. We believe this is a good first step. But more needs to be done.

In our view, there are only two viable alternatives to help stockholders protect their value. The first is a liquidation and distribution of the Company’s assets. We understand that some stockholders favor this approach. We believe it is not optimal because of the significant long-term lease, compensation, and data services obligations, plus the destruction of value and goodwill associated with the Company’s brand, vendor and client relationships, tax attributes (such as the Company’s net operating loss carryforwards), public company status and infrastructure.

We favor a second alternative. We believe that new, objective and highly qualified directors can help the Company execute a rapid rebirth, driving profitability through a fast turnaround plan that focuses on new areas of financial services. If elected, and subject to their fiduciary duties to all stockholders, we expect that our Nominees would expeditiously pursue a strategy to:

•	re-build the Company around money management and proprietary investing, with some related investment banking and other services;

•	raise additional capital;

•	liquidate residual positions from the Company’s legacy business;

•	reduce overhead and expenses; and

•	preserve and maximize the value of the Company’s meaningful net operating loss carryforwards and other tax attributes.

We firmly believe that Gleacher has a valuable brand and that there is a significant opportunity to use the brand and other corporate attributes to establish a differentiated and successful investment manager.  In our view, Gleacher’s strong brand, valuable and liquid assets, significant tax attributes, and public company status, coupled with favorable market and regulatory conditions, offer a unique and attractive opportunity to create a publicly-traded asset manager with the capacity to generate a consistent source of revenue and profitability.

We have nominated a slate of highly qualified individuals, all but one of whom does not work for the Company, to consider all of the facts objectively and to determine, in the due exercise of their estimable business judgment, the best course forward to maximize value of the Company’s equity. The Nominees together have decades of experience and expertise from their financial, investment, regulatory and directorship roles and will endeavor to take the steps necessary to reverse the Company’s downward trajectory, with the aim of swiftly returning Gleacher to profitability and maximizing value for all stockholders.

BACKGROUND OF THE PROXY SOLICITATION

We initially invested in Gleacher because we believed the stock was undervalued and represented a potentially profitable investment opportunity, including through the pursuit of a new strategic direction for the Company.  We believed then, and believe now, that significant value can be created for all stockholders through our proposed strategic plan, which we believe our Nominees have the experience and expertise to execute successfully for the benefit of all stockholders.

In the fall of 2012, George E. Hall, Chief Executive Officer of CGI, had an in-person meeting with John Griff, the Company’s Chief Operating Officer, to discuss the Company’s performance and future prospects.

In November 2012, Mr. Hall spoke with a representative of the Company’s financial advisor which had been engaged to assist the Company in exploring and evaluating strategic alternatives. Mr. Hall inquired about the strategic alternatives process and requested that Clinton be included in the process.  Clinton did not receive any further response from the Company’s financial advisor following this discussion.

In early March 2013, representatives of Clinton spoke with representatives of Gleacher to discuss Clinton’s views about the Company’s business plan and strategic direction.

On March 20, 2013, Clinton sent a letter to the Board requesting that the Company reopen the period during which stockholders of the Company may submit advance notice of an intention to nominate directors at the Annual Meeting.

On March 22, 2013, representatives of Clinton had an in-person meeting with Mark R. Patterson and Christopher R. Pechock, both directors of the Company, to discuss Clinton’s views regarding the Company’s strategic direction.

On March 28, 2013, Clinton sent a letter to the Board urging the Board to adopt a tax benefit preservation plan to help preserve the value of the Company’s significant net operating loss carryforwards and other tax attributes.

On April 8, 2013, in accordance with the Company’s Bylaws, CREL delivered a notice to the Company indicating its intent to nominate candidates to stand for election to the Board at the Annual Meeting.

On April 9, 2013, representatives of Clinton participated in a telephone conference with Henry S. Bienen, Robert A. Gerard and Bruce Rohde, directors of the Company, and Patricia A. Arciero-Craig, the Company’s General Counsel, to discuss Clinton’s views regarding the Company’s strategic direction and the importance of adopting a tax benefit preservation plan.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board consists of nine seats, currently with one vacancy.  According to the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on April 11, 2013 in connection with the Annual Meeting (the “Company’s Proxy Statement”), the terms of nine directors expire at the Annual Meeting.  If it remains the case that the terms of only nine directors will expire at the Annual Meeting, we will withdraw three of our Nominees.

The Company has not nominated any candidates for election as directors at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees in opposition to [MatlinPatterson FA Acquisition LLC’s] director nominees.   If successful in our Proxy Solicitation, then the Board will be composed solely of the Nominees.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Scott Arnold c/o Clinton Group Inc. 601 Lexington Avenue 51st Floor New York, New York 10022	55

Scott Arnold has served as Senior Portfolio Manager, Private Equity & ABS with CGI since May 2007.  Mr. Arnold heads CGI’s effort in the community bank space. He is also involved in the portfolio management of all asset-backed strategies at CGI. Prior to joining CGI’s ABS desk he was involved in research, restructuring and principal investing in distressed debt and special situations investments at both CGI and Source Capital Group, a boutique investment firm.  From 1983 to 1999, Mr. Arnold worked in the mortgage backed securities area at several leading investment banks including Salomon Brothers and Smith Barney.  Mr. Arnold currently is Chairman of the Board of Urban Trust Bank, a federally chartered community bank that provides value oriented consumer and commercial banking services through an extensive network of branches in Florida, and was previously a director of Herald National Bank until its merger with BankUnited. Mr. Arnold earned a B.A. from Northwestern University and his Masters of Management from the Kellogg School of Management at Northwestern.

Mr. Arnold’s qualifications as a director include his nearly 30 years of investment and asset-backed strategy experience, in addition to his distressed debt and special situations investments experience.

Joseph A. De Perio c/o Clinton Group Inc. 601 Lexington Avenue 51st Floor New York, New York 10022	34

Joseph A. De Perio has been a senior member of the portfolio management team of CGI from June 2006 to December 2007, serving as Vice President, Activist Investments and Long/Short Equity and Private Equity, and from October 2010 to the present, serving as Senior Portfolio Manager, Activist Investments and Private Equity.  As a senior portfolio manager at CGI, Mr. De Perio is involved in all aspects of portfolio management for the public equity and private equity strategies at CGI, including origination, trading, structuring and research.  From December 2007 to September 2010, he was a Vice President at Millennium Management, L.L.C., a global investment management firm, executing a public equity strategy.  Prior to his work in hedge funds, Mr. De Perio was an associate at Trimaran Capital Partners, a middle-market private equity investment fund, where he originated, executed and monitored leveraged buyout and growth equity investments in the healthcare, technology and consumer industries. Mr. De Perio was also an associate and an analyst in the Mergers and Acquisitions department of CIBC Oppenheimer.  Mr. De Perio has served as the Vice Chairman and President of ROI Acquisition Corporation (Nasdaq: ROIQ), a company formed for the purpose of acquiring one or more businesses or assets, since its inception in September 2011.  Mr. De Perio has also served on the board of directors of Overland Storage, Inc. (Nasdaq: OVRL), a global provider of unified data management and data protection solutions, since April 2011.  Mr. De Perio previously served on the board of directors of Viking Systems, Inc. (OTC: VKNG), a developer, manufacturer and marketer of visualization solutions for complex, minimally invasive surgery, from June 2011 until its sale to Conmed Corporation in October 2012.

Mr. De Perio’s qualifications as a director include his extensive experience in corporate finance, including as an investment analyst and portfolio manager in private equity and public equity, his strong understanding of corporate finance and strategic business planning activities, and his significant experience advising and investing in public companies.

Russell P. Echlov c/o Spring Hill Capital Partners, LLC 1095 Avenue of the Americas 26th Floor New York, New York 10036	38

Russell P. Echlov has been a Principal at Spring Hill Capital Partners, LLC, a merchant banking firm with sector focus on Financial Institutions, Structured Products and Real Estate, since September 2010.  At Spring Hill Capital Partners, Mr. Echlov is responsible for sourcing, structuring and managing opportunistic investments within the financial services sector.  From March 2009 to September 2010, he was a Partner at Columbia Financial Partners L.P., a private investment company formed by Alan Fishman with three partners to invest in and operate a distressed financial services company, raising over $1 billion of capital commitments.  From 2002 to February 2009, he served as a Senior Analyst at Stadia Capital, a long/short hedge fund acquired by Morgan Stanley in May 2007.  Mr. Echlov received an A.B. from Dartmouth College.

Mr. Echlov’s qualifications as a director include his significant financial and investment industry background.

Lee Fensterstock c/o Fensterstock Associates, LLC 445 Lafayette Street New York, New York 10003	65

Lee Fensterstock has served as the Chairman and Chief Executive Officer of Fensterstock Associates, LLC, an investment firm he founded in November 2010.  Previously, he served as Chief Executive Officer and a director of the Company from September 2007 to February 2010 and as Chairman of the Board from September 2007 to June 2009.  Prior to joining the Company, Mr. Fensterstock had extensive securities industry experience, including as President and Chief Operating Officer of Gruntal & Co., a regional broker dealer, and earlier as Executive Vice President, Capital Markets for PaineWebber, responsible for PaineWebber’s sales and trading business worldwide. He also served as a member of the Board of Directors of PaineWebber Inc. In February 2001, Mr. Fensterstock founded and was Chairman and Co-Chief Executive Officer of Bonds Direct Securities LLC, a market maker in investment grade fixed income instruments for institutional investors, until its sale to Jefferies Group. Thereafter, from October 2004 until March 2007, Mr. Fensterstock was a Managing Director at Jefferies & Co., co-heading its fixed income division.  From April 2012 to July 2012, he served as the Chairman and Chief Executive Officer of Marco Polo Capital Markets LLC, a provider of financial services for global investors which filed for bankruptcy protection in December 2012. Mr. Fensterstock is currently a Trustee of The George Washington University.  Mr. Fensterstock received a B.A. from Queens College and an M.B.A. from the University of Rochester.

Mr. Fensterstock’s qualifications as a director include his past experience as the Chairman and Chief Executive Officer of the Company and his extensive securities industry experience and knowledge of the Company’s business.

Bruce M. Greenwald c/o AEP Capital LLC 900 Third Avenue 33rd Floor New York, New York 10022	66
Bruce M. Greenwald has been a Senior Managing Director of AEP Capital LLC, a firm engaged in merchant banking and merger and acquisition advisory services, since June 2008.  From October 1989 to June 2008, Mr. Greenwald was associated with Alpine Capital Group, an affiliated group of companies providing merchant banking and merger and acquisition advisory services, most recently as a Senior Managing Director.  Prior to joining Alpine Capital, Mr. Greenwald was a partner with Arthur Young & Company (a predecessor to Ernst & Young) where, in addition to serving a broad base of the firm’s Fortune 500 clients, he served as the firm’s director of taxes for the Northeast Region and also was a member of the firm’s national tax operating committee.  Mr. Greenwald was a director of American Community Newspapers Inc., a community newspaper publisher, from July 2005 to July 2009.

Mr. Greenwald’s qualifications as a director include his extensive merchant banking and M&A experience.

Kenneth Grossman 18 Norfolk Road Great Neck, New York 11020	57

Kenneth Grossman served as President of Signature Group Holdings, Inc., a diversified business and financial services enterprise (“Signature”), from August 2011 to April 2012 and as a director from June 2010 to July 2012.  He has served as a consultant to Signature’s chief executive officer since April 2012.  Mr. Grossman has served as a director of Lehman Brothers Special Funding, Inc. from October 2012 to the present.  From September 2008 to June 2009, Mr. Grossman served as a Managing Director at Ramius, LLC, a multi-billion dollar investment management firm, where he managed a distressed credit portfolio.  Prior to that, he oversaw distressed debt and special situations portfolios at Del Mar Asset Management, LP, a multi-strategy investment fund, from October 2006 to April 2008, and at Alpine Associates LP, a risk arbitrage firm.  Mr. Grossman has also been affiliated with Balfour Investors, Inc. and The Recovery Group, LP, where he began investing in distressed and special situations.   Mr. Grossman began his career as an attorney with Shea & Gould specializing in bankruptcy, creditor’s rights and commercial litigation.  Mr. Grossman has also served on the boards of directors of T-Ink Inc., eLottery, Inc., Evercom Systems, Inc. (a/k/a Securus Technologies), Texas-New Mexico Power, Inc., and Roberts Consolidated Industries (Chairman).  Additionally, he has served on numerous official and unofficial creditor and shareholder committees.  Mr. Grossman holds a J.D. from George Washington University and a B.A. from Trinity College in Connecticut.

Mr. Grossman’s qualifications as a director include his extensive experience as an investor specializing in troubled and distressed situations and active participation in the financial and operational restructuring of numerous financially troubled companies.

Frederick W. Hatfield c/o Hatfield Advisory Services, LLC 1414 22nd Street, N.W. Suite 25 Washington, D.C. 20037	58

Frederick W. Hatfield is the founder of Hatfield Advisory Services, LLC, which assists companies to assess the impact of legislative and regulatory decisions and to develop strategies to protect and enhance business opportunities, and has served as a Principal since May 2008.  Mr. Hatfield has served as a director of IntercontinentalExchange, Inc. (NYSE: ICE) (“ICE”), a leading operator of regulated global markets and clearing houses which has agreed to acquire NYSE Euronext, since 2007 and is Chairman of its Regulatory Oversight Committee.  Mr. Hatfield serves on the Board of Directors of ICE U.S. OTC Commodity Markets and ICE Futures U.S., Inc., of which he is Chairman of the Board, as well as the Board of Managers of ICE Clear Credit, all of which are subsidiaries of ICE.  He served as a member of the Obama Economic Policy Advisory Committee and, prior thereto, as a Public Policy Advisor at Patton Boggs, LLP, an international law firm, from 2006 to 2007.  Mr. Hatfield was Commissioner at the Commodity Futures Trading Commission from 2004 to 2006. Mr. Hatfield served as Chief of Staff to former Senator John Breaux (D-LA) from 1995 to 2004 and former House Majority Whip Tony Coelho (D-CA) from 1980 to 1989.

		Mr. Hatfield’s qualifications as a director include his over 20 years of experience in the areas of commerce, energy and financial services, as well as his significant public company board experience.
Thomas J. Hughes c/o Gleacher & Company, Inc. 1290 Avenue of the Americas New York, New York 10104	55

Thomas J. Hughes was appointed as the Company’s Chief Executive Officer as of May 2, 2011 and was elected to the Board at the 2011 Annual Meeting of Stockholders.  From October 2010 to April 2011, Mr. Hughes served as a Special Advisor to the Board of Directors of LNR Property LLC, a diversified commercial real estate finance company, and from July 2007 to October 2010, Mr. Hughes served as Chairman and Chief Executive Officer of LNR Property LLC. From November 2005 to March 2006, he served as the President and Chief Operating Officer of CGI.  From 2001 to 2005, he served as Chief Executive Officer of Deutsche Asset Management and was a member of the Deutsche Bank Group Executive Committee. Prior to joining Deutsche Bank, Mr. Hughes held a number of senior positions with Merrill Lynch. He began his career at Merrill Lynch in 1984 as a mortgage backed securities trader and was named Head of MBS Trading in 1987, where he rebuilt and expanded the mortgage department. During his tenure at Merrill Lynch, Mr. Hughes also became the global head of equity derivatives and convertible bond trading and in 1999 became the head of a newly created unit, Global Securities Financing. Mr. Hughes is also a Co-Founder of Fieldpoint Private Bank & Trust.  Mr. Hughes has served as a member of the board for organizations and corporations including Soleil Corporation, the International Monetary Fund and Hospital for Special Surgery, and continues as a board member of the Cystic Fibrosis Foundation and The United States Merchant Marine Academy.  Mr. Hughes graduated from The United States Merchant Marine Academy, earning a Bachelor of Science degree in Naval Architecture and Marine Engineering.

Mr. Hughes’ qualifications as a director include his experience on the Board and service as Chief Executive Officer, his strong record of leadership and more than 25 years of experience in a broad array of investment banking, asset management, and real estate finance businesses, in addition to his service on the boards of various organizations and corporations.

Adrian P. Kingshott c/o Dominick & Dominick LLC 150 E 52nd Street # 3 New York, New York 10022	53

Adrian P. Kingshott has served as the Chief Executive Officer of AdSon LLC, an advisor to corporations and institutional investors, since 2006.  He has also served as an Advisory Director of Dominick & Dominick LLC, a wealth management and investment banking services provider, since November 2012.  Previously, he served as an Advisory Director of The Bank Street Group LLC, a private investment banking firm primarily serving growth companies in the communications, media and technology sectors, from 2009 to November 2012.  He worked at Goldman, Sachs & Co. from 1984 to 2003, serving as a Managing Director in the Investment Banking Division and Co-Head of Leveraged Finance, among other positions.  Mr Kingshott was a Managing Director and member of the Portfolio Management Committee of Amaranth Advisors between 2003 and 2006. Mr. Kingshott has served as a director of XPO Logistics, Inc. (NYSE: XPO), a non-asset based transportation services provider, since September 2011 and of Centre Lane Investment Corp., a specialty finance company focused on providing senior secured debt financing to middle-market companies, since May 2011.  He is an adjunct professor of Finance and Investment Analysis at Fordham University’s School of Business. He holds a master of business administration degree from Harvard Business School and a master of jurisprudence degree from Oxford University.

		Mr. Kingshott’s qualifications as a director include his significant financial and investment industry expertise as well as his public company board and corporate governance experience.
Tracy B. McKibben 100 Riverside Blvd. #3S New York, New York 10069	44

Tracy B. McKibben is the President of MAC Energy Advisors, LLC, an adviser of companies and investors on alternative energy and clean technology investments and strategic opportunities across a global platform.  Prior to founding MAC Energy Advisors, LLC in January 2010, Ms. McKibben served as the Managing Director and Head of Environmental Banking Strategy at Citigroup Global Markets, Inc., a global investment bank, from September 2007 to August 2009.  Previously, Ms. McKibben worked at the National Security Council where she served as the Director, European Economic Affairs and EU Relations from July 2003 to August 2007 and as the Acting Senior Director for European Affairs from June 2007 to August 2007.  From March 2001 to July 2003, Ms. McKibben served at the U.S. Department of Commerce where she was the Director, Executive Secretariat for the Office of the Secretary from March 2001 to April 2002 and Special Counsel for International Trade and Investments from April 2002 to July 2003.  Ms. McKibben received a B.A., summa cum laude, from West Virginia State University and a J.D. from Harvard Law School.

Ms. McKibben’s qualifications as a director include her 15 years of experience in the energy sector, with 10+ years focusing on the areas of alternative energy, clean technology and sustainability management, her experience advising multinational corporations on strategic investments and capital investment structuring, and her strategic, M&A and advisory experience.

Raymond C. Mikulich 15 Central Park West New York, New York 10023	60

Raymond C. Mikulich is the President and Chief Investment Officer of HLPC, LLC, which offers an innovative program designed to facilitate home ownership, which he founded in March 2012. From September 2010 to December 2011, Mr. Mikulich served as the Head of North American Real Estate at Apollo Global Management LLC, a leading global alternative investment manager.  Mr. Mikulich founded and was the Managing Partner of Ridgeline Capital Group, an independent real estate investment management company, from January 2008 to September 2010.  Previously, Mr. Mikulich worked at Lehman Brothers from 1982 to 2007, including as Group Head of the Real Estate Investment Banking Group from 1989 to 2000 and as Co-Head of the Real Estate Private Equity Group and a member of Lehman Brothers’ Investment Committee from 2000 to 2007.  Mr. Mikulich has served as a Trustee of the Urban Land Institute, on the Advisory Board of the National Association of Real Estate Investment Trusts, on the Boards of the Real Estate Centers at The Wharton School, Columbia University and the University of Wisconsin, and is a past board member of The Real Estate Roundtable.

Mr. Mikulich’s qualifications as a director include his 30+ years of real estate and investment experience, including his roles in developing and managing the real estate investment business for major financial institutions.

Donald H. Putnam 423 Washington Street San Francisco, California 94111	62

Donald H. Putnam founded Grail Partners LLC (“Grail”), a merchant bank specializing in the investment management industry and related businesses, in early 2005 and is Managing Partner. Prior to founding Grail, he led Putnam Lovell Securities (“Putnam Lovell”), which he founded in 1987. At Putnam Lovell he served as Chief Executive Officer, Chairman of the Board, and Managing Director in the firm’s investment banking group. Putnam Lovell was sold to National Bank Financial in 2002. Until 2005, Mr. Putnam served as CEO and Vice Chairman of Putnam Lovell NBF.  From 1980 to 1986, Mr. Putnam held senior positions at SEI Investments (“SEI”). He was an Executive Vice President and Division President of SEI, founder and President of SEI Financial Services Company, and founder and President of its various mutual funds with assets under management in excess of $15 billion.  Prior to joining SEI, Mr. Putnam was a Senior Consultant at Catallactics Corporation (a subsidiary of SunGard), where he devised new quantitative products and strategies for major banks, including J.P. Morgan, The Boston Company, and Northern Trust Company. From 1973 to 1978, he designed quantitative investment products and other trust services at Bankers Trust Company.

Mr. Putnam’s qualifications as a director include his 30+ years of experience in the investment industry and with sophisticated financial products and services.

Each of the Nominees other than Lee Fensterstock and Thomas J. Hughes presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable Nasdaq listing standards applicable to board composition, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.  Mr. Hughes is the current Chief Executive Officer of the Company and is a party to an employment letter agreement and certain equity award agreements with the Company.

The Nominees (other than Scott Arnold and Joseph De Perio) have each entered into a nominee agreement pursuant to which CGI has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting, and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from CGI or its affiliates for their services as directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of directors.

Each of the Nominees has agreed to being named as a nominee in this proxy statement and has confirmed his or her willingness to serve on the Board if elected.  Clinton does not expect that any of the Nominees will be unable to stand for election, but in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GREEN proxy card will be voted for a substitute candidate selected by Clinton.  If Clinton determines to add nominees, whether because the Company expands the size of the Board subsequent to the date of this proxy statement or for any other reason, Clinton will supplement this proxy statement.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Clinton that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

The election of each Nominee pursuant to this Proposal requires a plurality of votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

WE URGE YOU TO VOTE YES TO THE ELECTION OF OUR NOMINEES PURSUANT TO PROPOSAL 1.

PROPOSAL 2
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

As discussed in further detail in the Company’s Proxy Statement, the Board has declared advisable and approved, and is soliciting stockholder approval of, an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of between one-for-ten and one-for-twenty (the "Reverse Stock Split Amendment"). A vote for Proposal 2 will constitute approval of the Reverse Stock Split Amendment, which provides for the combination of any whole number of shares of Common Stock between and including ten and twenty into one share of Common Stock, and will grant the Board the authority to select which ratio within that range to implement. If the stockholders approve this proposal, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select the reverse stock split ratio within the approved range and effect the reverse stock split by filing the Reverse Stock Split Amendment with the Delaware Secretary of State at any time after the approval of the Reverse Stock Split Amendment and prior to the close of business on September 30, 2013. If the reverse stock split is implemented, the number of authorized shares will be decreased in the same ratio as the reverse stock split, subject to stockholder approval. (See Proposal 3)

The Reverse Stock Split Amendment would have no effect on the par value of a share of Common Stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split.

The Board has authorized the submission of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split as a potential means of increasing the per share trading price of the Common Stock and regaining compliance with the continued listing requirements set forth in NASDAQ Listing Rule 5450(a)(1).  Any determination to effect the reverse stock split will be made by the Board and will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the continued listing requirements of The NASDAQ Global Market. The Board reserves the right to elect not to proceed with, and to abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the Company and its stockholders’ best interests.

Approval of this Proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote thereon.

WE RECOMMEND YOU VOTE YES TO PROPOSAL 2.

PROPOSAL 3
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROPORTIONALLY DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

As discussed in further detail in the Company’s Proxy Statement, the Board has approved a proposed amendment to the Amended and Restated Certificate of Incorporation of the Company that would reduce the number of shares of Common Stock the Company is authorized to issue in the same ratio as the reverse stock split, provided that Proposal 2 above is approved by the stockholders and the Reverse Stock Split Amendment is implemented (the “Proportional Decrease in Authorized Shares Amendment”).

Approval of the Proportional Decrease in Authorized Shares Amendment is conditioned on the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment is not approved, then the Proportional Decrease in Authorized Shares Amendment will automatically be deemed to not have been approved, regardless of the number of shares actually voted “FOR” that proposal. In the event that stockholders approve the Reverse Stock Split Amendment but do not approve the Proportional Decrease in Authorized Shares Amendment, the Board will retain the discretion to implement the Reverse Stock Split Amendment.

If the Reverse Stock Split Amendment is approved by stockholders and implemented by the Board, and the Proportional Decrease in Authorized Shares Amendment is approved by stockholders, the decrease would become effective upon the filing of the amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment, but in any event simultaneous with the effectiveness of the reverse stock split. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders

Approval of this Proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote thereon.

WE RECOMMEND YOU VOTE YES TO PROPOSAL 3.

PROPOSAL 4
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s Proxy Statement, in accordance with Section 14A of the Exchange Act, the Company provides its stockholders with the opportunity to cast an advisory vote to approve the compensation for the Company’s named executive officers (commonly known as the “say on pay” vote).  Accordingly, the Company is asking stockholders to vote, on an advisory basis, on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion and any related material contained in [the Company’s] Proxy Statement, is hereby APPROVED.

Because this vote is only advisory in nature, it will not be binding on the Company.  The Board will consider the results of this stockholder vote in determining future compensation programs for the Company’s named executive officers.  However, these programs may not change even if stockholders vote against this proposal.

Approval of this Proposal requires such Proposal to receive “FOR” votes constituting a majority of the votes cast at the Annual Meeting with respect to shares entitled to vote thereon.

Given the Company’s unusual circumstances and the expected turnover on the compensation committee, we do not believe the prior compensation practices of the Company are particularly noteworthy or relevant. Therefore, we do not believe stockholders should express a view on those practices. Accordingly, we intend to vote ABSTAIN on this proposal.

WE RECOMMEND YOU VOTE ABSTAIN ON PROPOSAL 4.

PROPOSAL 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The Company is submitting this appointment for stockholder ratification at the Annual Meeting.

 A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

If stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but still may retain them.  Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

According to the Company’s Proxy Statement, the Audit Committee, or a designated member thereof, has pre-approved each audit and non-audit service rendered by PricewaterhouseCoopers LLP to the Company.

Approval of this Proposal requires such Proposal to receive “FOR” votes constituting a majority of the votes cast at the Annual Meeting with respect to shares entitled to vote thereon.

WE RECOMMEND YOU VOTE YES TO PROPOSAL 5.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote.  Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, including the Company’ s Proxy Statement, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GREEN proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split, FOR the proposal to, if and when the reverse stock split is effected, proportionally decrease the number of authorized shares of Common Stock, ABSTAIN on the advisory vote on executive compensation, FOR the ratification of the appointment of PricewaterhouseCoopers LLP, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

According to the Company’s Proxy Statement, the terms of nine directors expire at the Annual Meeting.  The Company has not nominated any candidates for election as directors at the Annual Meeting. This proxy statement is soliciting votes to elect only our Nominees, [Scott Arnold, Joseph A. De Perio, Russell P. Echlov, Lee Fensterstock, Bruce M. Greenwald, Kenneth Grossman, Frederick W. Hatfield, Thomas J. Hughes, Adrian P. Kingshott, Tracy B. McKibben, Raymond C. Mikulich and Donald H. Putnam].  Accordingly, the enclosed GREEN proxy card may only be voted for our Nominees and does not confer voting power with respect to any other nominees, including any nominees of [MatlinPatterson FA Acquisition LLC].  The Participants intend to vote all of their shares of Common Stock in favor of the Nominees.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

According to the Company’s Proxy Statement, the presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and “broker non-votes” (as described below) will be counted in determining whether a quorum has been reached.

A “broker non-vote” occurs when a custodian does not vote on a particular Proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

According to the Company’s proxy statement, abstentions and “broker non-votes” will not be treated as votes cast.  Accordingly, for Proposals 2 and 3, abstentions and “broker non-votes” will have the same effect as an “AGAINST” vote but will have no effect on the outcome of voting on the other Proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s Proxy Statement, the nine nominees for director receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors of the Company.  Withheld votes will have no impact on the election of directors.

Reverse Stock Split and Proportionate Decrease of Authorized Shares ─ According to the Company’s Proxy Statement, the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (Proposal 2) and the proposal to, if and when the reverse stock split is effected, proportionally decrease the number of authorized shares of Common Stock (Proposal 3) will each require the receipt of “FOR” votes constituting a majority of the shares of Common Stock outstanding and entitled to vote thereon.

Advisory Vote on Executive Compensation and Ratification Of Independent Registered Public Accounting Firm ─ According to the Company’s Proxy Statement, the advisory vote on executive compensation (Proposal 4) and approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5) will each require the receipt of “FOR” votes constituting a majority of the votes cast.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

APPRAISAL/DISSENTER RIGHTS

Stockholders are not entitled to appraisal or dissenters’ rights under Delaware law in connection with the Proposals or this proxy statement.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by Clinton and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Clinton will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Clinton has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Clinton will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Clinton. Costs of the Proxy Solicitation are currently estimated to be approximately $[         ]. Clinton estimates that through the date hereof, its expenses in connection with the Proxy Solicitation are approximately $[             ].  If successful, we may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company’s stockholders.  The Board, which will consist solely of our Nominees, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the Proxy Solicitation include expenditures for attorneys, advisors, printing, advertising, postage and related expenses and fees.

Clinton has retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with the Proxy Solicitation. Okapi will receive a fee not to exceed $[          ], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by CGI against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  It is anticipated that Okapi will employ approximately [      ] persons to solicit the Company’s stockholders as part of this Proxy Solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

Important Notice Regarding the Availability of this Proxy Statement

This proxy statement and all other solicitation materials in connection with this Proxy Solicitation are available on the Internet, free of charge, at [________].

Information Concerning the Company

Clinton has omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement.  Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2014 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting.  Clinton takes no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.  Although Clinton does not have any knowledge indicating that any statement contained herein is untrue, we do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of Clinton, or for any failure of the Company to disclose events that may affect the significance or accuracy of such information.

Conclusion

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed GREEN proxy card today.

Thank you for your support,

CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P.
CLINTON MAGNOLIA MASTER FUND, LTD.
CLINTON SPOTLIGHT MASTER FUND, L.P.
CLINTON RELATIONAL OPPORTUNITY, LLC
CLINTON GROUP, INC.
GEORGE E. HALL
SCOTT ARNOLD
JOSEPH A. DE PERIO
RUSSELL P. ECHLOV
LEE FENSTERSTOCK
BRUCE M. GREENWALD
KENNETH GROSSMAN
FREDERICK W. HATFIELD
THOMAS J. HUGHES
ADRIAN P. KINGSHOTT
TRACY B. MCKIBBEN
RAYMOND C. MIKULICH
DONALD H. PUTNAM

April [__], 2013

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF GLEACHER & COMPANY, INC. DURING THE PAST TWO YEARS

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business.

CREL

Common Stock

Trade Date	Amount Acquired (Sold)
1-Feb-13	8,500
6-Feb-13	15,141
15-Feb-13	21,850
5-Mar-13	10,000
7-Mar-13	75,000
11-Mar-13	200,000
12-Mar-13	905,786
13-Mar-13	206,072
14-Mar-13	338,332
15-Mar-13	112,860
18-Mar-13	270,006
19-Mar-13	(15,000)

CMAG

Common Stock

Trade Date	Amount Acquired (Sold)
15-Nov-12	30,369
19-Nov-12	48,900
19-Nov-12	(6,369)
26-Nov-12	117,390
27-Nov-12	97,200
27-Nov-12	(15,000)
31-Jan-13	14,860
1-Feb-13	8,250
6-Feb-13	15,141
12-Feb-13	860
15-Feb-13	43,700
12-Mar-13	4,000
12-Mar-13	(2,800)

SPOT

Common Stock
Trade Date	Amount Acquired (Sold)
1-Feb-13	8,250
6-Feb-13	20,191
15-Feb-13	21,850
19-Mar-13	283,711
20-Mar-13	330,000
21-Mar-13	770,000

CASF

Common Stock

Trade Date	Amount Acquired (Sold)
7-Mar-13	25,000
11-Mar-13	100,000
12-Mar-13	100,000
13-Mar-13	24,934
14-Mar-13	37,660
15-Mar-13	12,540
18-Mar-13	34,635

Mr. Arnold

Common Stock

Trade Date	Amount Acquired (Sold)
2-Aug-12	500
2-Aug-12	300
2-Aug-12	4,200

Mr. Echlov

Common Stock

Trade Date	Amount Acquired (Sold)
24-Oct-12	4,000
24-Oct-12	997
26-Oct-12	1,003
1-Nov-12	1,250
5-Nov-12	1,000
30-Nov-12	2,000
3-Dec-12	(200)
13-Dec-12	(2,050)
31-Dec-12	(2,000)
1-Mar-13	(6,000)

Mr. Fensterstock

Common Stock

Trade Date	Amount Acquired (Sold)
13-May-11	(2,617)
17-May-11	(14,707)
17-May-11	(5,293)
20-May-11	(10,000)
25-May-11	(20,000)
27-May-11	(20,000)
31-May-11	(20,000)
1-Jun-11	(20,000)
21-Jun-11	(15,645)
22-Jun-11	(4,355)
11-Jul-11	(18,900)
23-Aug-11	(20,000)
23-Aug-11	(20,000)
23-Aug-11	(20,000)
24-Aug-11	(3,130)
24-Aug-11	(520)
24-Aug-11	(16,350)
24-Aug-11	(20,000)
25-Aug-11	(9,129)
30-Nov-11	(700,000)1
9-Mar-12	(10,000)
13-Mar-12	(200)
16-Mar-12	(1,200)
16-Mar-12	(10,000)
16-Mar-12	(800)
16-Mar-12	(8,000)
19-Mar-12	(2,584)
19-Mar-12	(10,000)
20-Mar-12	(10,000)
20-Mar-12	(3,647)
21-Mar-12	(10,000)
21-Mar-12	(242)
23-Mar-12	(10,000)
26-Mar-12	(10,000)
26-Mar-12	(10,000)
26-Mar-12	(8,865)
27-Mar-12	(4,568)
27-Mar-12	(10,000)
28-Mar-12	(10,000)
28-Mar-12	(1,799)
29-Mar-12	(8,672)
29-Mar-12	(10,000)
30-Mar-12	(10,000)
2-Apr-12	(10,000)
12-Sep-12	(5,000)
17-Sep-12	(5,000)

1 Shares sold pursuant to modified “Dutch auction” tender offer conducted by the Company.

Trade Date	Amount Acquired (Sold)
18-Sep-12	(100)
19-Sep-12	(5,000)
25-Sep-12	(5,000)
26-Sep-12	(5,000)
27-Sep-12	(5,000)
28-Sep-12	(5,000)
1-Oct-12	(5,000)
2-Oct-12	(5,000)
3-Oct-12	(5,000)
4-Oct-12	(5,000)
8-Oct-12	(5,000)
10-Oct-12	(5,000)
11-Oct-12	(5,000)
11-Oct-12	(200)
15-Oct-12	(5,000)
16-Oct-12	(1,000)
17-Oct-12	(5,000)
18-Oct-12	(5,000)
22-Oct-12	(5,000)
22-Oct-12	(5,000)
23-Oct-12	(5,000)
23-Oct-12	(5,000)
24-Oct-12	(1,404)
10-Jan-13	(5,000)
10-Jan-13	(700)
14-Jan-13	(300)
15-Jan-13	(5)
17-Jan-13	(5,000)
18-Jan-13	(4,700)
18-Jan-13	(300)
22-Jan-13	(5,000)
22-Jan-13	(5,000)
23-Jan-13	(5,000)
24-Jan-13	(5,000)
28-Jan-13	(5,000)
31-Jan-13	(1,062)
31-Jan-13	(1,898)
4-Mar-13	(5,000)
12-Mar-13	(5,000)
13-Mar-13	(5,000)
14-Mar-13	(5,000)
14-Mar-13	(5,000)
15-Mar-13	(5,000)
18-Mar-13	(5,000)
19-Mar-13	(5,000)
20-Mar-13	(5,000)
22-Mar-13	(5,000)
27-Mar-13	(5,000)
28-Mar-13	(5,000)
1-Apr-13	(5,000)
2-Apr-13	(5,000)
4-Apr-13	(5,000)
5-Apr-13	(5,000)

Mr. Grossman

Common Stock

Trade Date	Amount Acquired (Sold)
4-Oct-12	50,000
9-Nov-12	(25,000)
20-Dec-12	(10,000)
27-Dec-12	(20,000)
8-Feb-13	(15,000)
4-Apr-13	20,000
5-Apr-13	20,000

[FORM OF PROXY CARD]

PRELIMINARY COPY – SUBJECT TO COMPLETION
DATED APRIL 19,2013

PROXY OF STOCKHOLDERS OF GLEACHER & COMPANY, INC. (THE “COMPANY”) IN CONNECTION WITH THE COMPANY’S 2013 ANNUAL MEETING OF STOCKHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P., CLINTON MAGNOLIA MASTER FUND, LTD., CLINTON SPOTLIGHT MASTER FUND, L.P., CLINTON RELATIONAL OPPORTUNITY, LLC, CLINTON GROUP, INC. AND GEORGE E. HALL (COLLECTIVELY, “CLINTON”), TOGETHER WITH [SCOTT ARNOLD, JOSEPH A. DE PERIO, RUSSELL P. ECHLOV, LEE FENSTERSTOCK, BRUCE M. GREENWALD, KENNETH GROSSMAN, FREDERICK W. HATFIELD, THOMAS J. HUGHES, ADRIAN P. KINGSHOTT, TRACY B. MCKIBBEN, RAYMOND C. MIKULICH AND DONALD H. PUTNAM] (COLLECTIVELY, THE “NOMINEES”)

The undersigned appoints George E. Hall and Joseph A. De Perio, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company scheduled to be held at the offices of the Company, located at 1290 Avenue of the Americas, New York, NY 10104, at 9:00 a.m., local time, on May 23, 2013 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Clinton a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” PURSUANT TO PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 5 AND “ABSTAIN” ON PROPOSAL 4.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.
THE ELECTION OF [SCOTT ARNOLD, JOSEPH A. DE PERIO, RUSSELL P. ECHLOV, LEE FENSTERSTOCK, BRUCE M. GREENWALD, KENNETH GROSSMAN, FREDERICK W. HATFIELD, THOMAS J. HUGHES, ADRIAN P. KINGSHOTT, TRACY B. MCKIBBEN, RAYMOND C. MIKULICH AND DONALD H. PUTNAM] TO SERVE AS DIRECTORS ON THE COMPANY’S BOARD OF DIRECTORS.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S).  ________________________________________________________________________________________

2.	TO VOTE ON THE COMPANY’S PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT:

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO VOTE ON THE COMPANY’S PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROPORTIONALLY DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK:

☐	☐	☐
FOR	AGAINST	ABSTAIN

4.	TO VOTE ON THE COMPANY’S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:

☐	☐	☐
FOR	AGAINST	ABSTAIN

5.
TO VOTE ON THE COMPANY’S PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013:

☐	☐	☐
FOR	AGAINST	ABSTAIN

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2013

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY CLINTON AND THE NOMINEES AND NOT ON BEHALF OF THE COMPANY OR ANY OTHER THIRD PARTY.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.